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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 27, 1999

                              Jefferies Group, Inc.
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                 (Exact name of registrant specified in Charter)



       DE                           1-14947                     95-4719745
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 (State or other                  (Commission                 (IRS Employee
 jurisdiction of                  File Number)              Identification No.)
 incorporation)



      11100 Santa Monica Boulevard
        Los Angeles, California                                  90025
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(Address of principal executive offices)                        Zip Code



            REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 310-445-1199

                            JEF Holding Company, Inc.
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         (Former name and former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On April 27, 1999, JEF Holding Company, Inc., a Delaware corporation (the "Company"), filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation in order to change its name to Jefferies Group, Inc. This name change was effected in compliance with, and as contemplated by, the Agreement and Plan of Merger, (the "Merger Agreement"), dated as of March 17, 1999, by and between Jefferies Group, Inc. (which as of the date of such agreement owned 100% of the common stock of the Company and is herein referred to as "Parent") and Investment Technology Group, Inc. ("ITGI") and the Distribution Agreement, dated as of March 17, 1999 by and between Parent and the Company (the "Distribution Agreement"). The Distribution Agreement, Merger Agreement and aforementioned name change were all part of Parent's plan to separate the Company's businesses from the business of ITGI through Parent's spin-off of the Company as set forth in greater detail in Parent's Definitive Proxy/Information Statement dated March 18, 1999 (File Number 1-11665) and the Company's Form 10 dated April 20, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                     3.1   Restated Certificate of Incorporation.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            JEFFERIES GROUP, INC.



Date:  April 30, 1999                       By:  /s/ Clarence T. Schmitz
                                               --------------------------------
                                               Clarence T. Schmitz
                                               Executive Vice President and
                                               Chief Financial Officer




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                                  Exhibit Index



         Exhibit                                                         Page
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            3.1   Restated Certificate of Incorporation.